                             KEMPER INVESTORS FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1996

INVESTMENT MANAGERS

     As reflected in the prospectus (see "Investment Managers"), Zurich Kemper Investments, Inc. ("ZKI") is the investment manager for each Portfolio except the Value Portfolio and the Small Cap Value Portfolio. Dreman Value Advisors, Inc. ("DVA") is the investment manager for the Value Portfolio and the Small Cap Value Portfolio. The following supplements information in the prospectus:

     William M. Knapp has been a portfolio co-manager of the Value + Growth Portfolio since January 1997. Mr. Knapp joined ZKI in 1992 and is a first vice president at ZKI. Prior to joining ZKI he served as an officer with an unaffiliated investment management company. He received a B.S. in economics from Drake University and an M.S. and Ph.D. in industrial organization and finance from the University of Wisconsin-Madison.

     Kurt R. Stalzer has been a portfolio co-manager of the Small Cap Growth Portfolio since he joined ZKI in January 1997 and is a senior vice president at ZKI. Prior to joining ZKI, Mr. Stalzer was a senior portfolio manager for an unaffiliated investment management company. Mr. Stalzer received a B.B.A. in finance and accounting from the University of Michigan.

     David H. Burshtan has been a portfolio co-manager of the Small Cap Growth Portfolio since January 1997. He joined ZKI in 1995 and is a Vice President at ZKI. Immediately prior to joining ZKI, Mr. Burshtan was employed as a senior international securities analyst, and prior thereto as a senior portfolio manager for an unaffiliated investment management company. Mr. Burshtan received a B.A. in economics from Brown University and an M.B.A. in finance from the University of Chicago.

     Maureen P. Lentz has been a portfolio co-manager of the Total Return Portfolio since January 1997. Ms. Lentz joined ZKI in November 1994 and is a Vice President at ZKI. Prior to joining ZKI, she was a vice president of an unaffiliated investment management firm. Ms. Lentz received a B.S. in economics from John Carrol University and an M.B.A. in finance and marketing from Case Western Reserve University in Cleveland, Ohio.

     Thomas Sassi has been the portfolio manager of the Value Portfolio since January 1997. Mr. Sassi joined DVA in August 1996 and is a Managing Director at DVA and Director of Research. Prior to joining DVA, he was a consultant with a consulting firm. Mr. Sassi received a B.B.A. in management and economics and an M.B.A. in Finance from Hofstra University in New York City, New York.

February 20, 1997
KINF-1C